SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: January 10, 2003
                                        ----------------
                        (Date of earliest event reported)




                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



         MINNESOTA                        000-19621               41-1454591
-------------------------------          ----------          -------------------
(State or other jurisdiction of          Commission           (I.R.S. Employer
incorporation or organization)            File No.           Identification No.)


         7400 EXCELSIOR BOULEVARD
         MINNEAPOLIS, MN                                          55426-4517
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(Address of principal executive offices)



                                 (952) 930-9000
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              (Registrant's telephone number, including area code)

Item 5.      Other Events.
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         On January 7, 2003, Appliance Recycling Centers of America, Inc. issued a press release announcing that it will open a 33,000-square-foot ApplianceSmart factory outlet superstore in Champlin, Minnesota, a northern suburb of the Minneapolis/St. Paul metropolitan area, in mid-February.


Item 7 (c).  Exhibits.
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99       Press Release dated January 7, 2003, announcing it will open a
33,000-square-foot ApplianceSmart factory outlet superstore in Champlin, Minnesota.



Date: January 8, 2003                            /s/ Linda Koenig
                                                 -------------------------------
                                                 Linda Koenig, Controller